UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2009

THESTREET.COM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-25779 (Commission File Number)	06-1515824 (IRS Employer Identification No.)

14 WALL STREET, 15TH FLOOR
NEW YORK, NEW YORK 10005

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (212) 321-5000

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

On  December 22, 2009, TheStreet.com, Inc. (the “Company”) reported on Form 8-K (the “12/22/09 Form 8-K”) that on December 18, 2009, the Company sold all of its membership interest in its Promotions.com LLC subsidiary (the “Sale”).  By this Amendment No. 1 on Form 8-K/A, the Company amends the 12/22/09 Form 8-K to replace Exhibit 99.1 that had been filed with the 12/22/09 Form 8-K, with Exhibit 99.1 attached hereto.  The Company reported a loss of $(0.5) million in connection with the Sale, which loss was reflected in the Company’s consolidated financial statements for the year ended December 31, 2009, included with the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2010.

Item 9.01  Financial Statements and Exhibits

(b)           Pro forma financial information

The following unaudited condensed consolidated pro forma financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.1:

(i)	Unaudited Condensed Consolidated Pro Forma Balance Sheet as of September 30, 2009

(ii)	Unaudited Condensed Consolidated Pro Forma Statement of Operations for the Nine Months ended September 30, 2009

(iii)	Unaudited Condensed Consolidated Pro Forma Statement of Operations for the Year ended December 31, 2008

(iv)	Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements

(d)           Exhibits

Exhibit
Number                Description

99.1                      Unaudited Condensed Consolidated Pro Forma Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THESTREET.COM, INC.

Date: May 6, 2010	By:	/s/ Gregory Barton
Gregory Barton
Executive Vice President, Business and Legal Affairs, General Counsel & Secretary